                                                                    EXHIBIT 99.5


                        JB'S FAMILY RESTAURANTS, INC.

                                BALANCE SHEET

                                     ASSETS
                             (Dollars in thousands)

                                                             SUCCESSOR
                                                            -----------
                                                             AUGUST 10,
                                                               1998
                                                            -----------
                                                            (unaudited)

Current assets:
  Cash and cash equivalents.............................     $ 1,387
  Accounts and current portion of notes receivable......       1,205
  Inventories...........................................         633
  Other current assets and prepaid expenses.............         874
                                                             -------
          Total current assets..........................       4,099
Property and equipment, net.............................      14,276
Property under capital leases, net......................       6,623
Notes receivable, net...................................         517
Costs in excess of net assets acquired, net.............       3,567
Other assets............................................         167
                                                             -------
                                                             $29,249
                                                             =======

                        LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Current portion of long-term debt.....................     $    29
  Current portion of capital lease obligations..........         879
  Accounts payable......................................       3,359
  Other current liabilities.............................       5,484
                                                             -------
          Total current liabilities.....................       9,751
Long-term debt, excluding current portion...............         616
Capital lease obligations, excluding current portion....       5,993
Other long-term liabilities.............................       1,883
Stockholder's equity:
  Additional paid-in capital............................      10,895
  Retained earnings ....................................         111
                                                             -------
          Total stockholder's equity....................     $29,249
                                                             =======



                See accompanying notes to financial statements.

                         JB'S FAMILY RESTAURANTS, INC.

                            STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                CKE
                                          SUCCESSOR         PREDECESSOR
                                          ---------        ---------------
                                          28 WEEKS           34 WEEKS
                                            ENDED              ENDED
                                          AUGUST 10,        SEPTEMBER 22,
                                            1998               1997
                                          ---------        -------------
                                         (unaudited)
Revenues:
  Company-operated restaurants:
    JB's Restaurants.............          $31,628            $43,295
    Galaxy.......................            2,867              3,664
    HomeTown Buffet..............               --             26,756
                                           -------            -------
                                            34,495             73,715
  Franchised and licensed
    restaurants:
    JB's Restaurants.............              832                797
                                           -------            -------
         Total revenues..........           35,327             74,512
                                           -------            -------
Operating costs and expenses:
  Restaurant operations:
    Food and packaging...........           11,193             24,866
    Payroll and other employee
      benefits...................           13,054             25,832
    Occupancy and other operating
      expenses...................            7,720             17,104
                                           -------            -------
                                            31,967             67,802
  Franchised and licensed
    restaurants..................              318                452
  Advertising expenses...........              891              1,118
  General and administrative
    expenses.....................            1,807              2,983
                                           -------            -------
         Total operating costs
           and expenses..........           34,983             72,355
                                           -------            -------
Operating income ................              344              2,157
Interest expense.................             (320)              (748)
Other income, net................              134                216
                                           -------            -------
Income before income taxes.......              158              1,625
Income tax expense ..............               47                595
                                           -------            -------
Net income ......................          $   111            $ 1,030
                                           =======            =======


                See accompanying notes to financial statements.

                         JB'S FAMILY RESTAURANTS, INC.

                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                CKE
                                              SUCCESSOR      PREDECESSOR
                                              ---------      -----------
                                              28 WEEKS        34 WEEKS
                                                ENDED           ENDED
                                             AUGUST 10,     SEPTEMBER 22,
                                                1998            1997
                                             ---------      ------------
                                             (unaudited)
Net cash flows from operating activities
Net income .................................  $    111        $  1,030
  Adjustment to reconcile net income
    to net cash provided by
    operating activities:
    Depreciation and amortization...........     1,848           3,561
    Loss on sale of property and equipment..        --              12
    Net change in receivables inventories
      and other current assets..............      (314)            159
    Net change in accounts payable, other
      current liabilities and intercompany
      payables..............................       892             966
                                               -------        --------
      Net cash provided by
        operating activities................     2,537           5,728
                                               -------        --------
Cash flows from investing activities:
  Purchases of:
    Property and equipment..................      (657)         (3,530)
  Proceeds from sale of:
    Property and equipment..................     4,265              --
  Net change in other assets................       121             209
  Collections on and sale of notes
    receivable, related  party receivables
    and leases receivable...................       712              71
                                               -------        --------
      Net cash provided by (used in)
        investing activities................     4,441          (3,250)
                                               -------        --------
Cash flows from financing activities:
  Net change in bank overdraft..............      (847)         (1,514)
  Long-term borrowings......................        --             489
  Repayment of long-term debt...............       (83)            (51)
  Repayments of capital lease obligations...      (473)           (742)
  Net change in other long-term liabilities.      (607)             90
  Dividends paid to CKE.....................    (4,674)         (3,500)
                                               -------        --------
    Net cash used in financing activities...    (6,684)         (5,228)
                                               -------        --------
Net increase (decrease) in cash and cash
  equivalents...............................       294          (2,750)
  Cash and cash equivalents at beginning
    of period...............................     1,093           5,869
                                               -------        --------
  Cash and cash equivalents at end
    of period...............................   $ 1,387        $  3,119
                                               =======        ========

                See accompanying notes to financial statements.

                         JB'S FAMILY RESTAURANTS, INC.
                         NOTES TO FINANCIAL STATEMENTS


Note 1 - Company

JB's presently owns, operates and franchises the JB's restaurant concept. As of September 1, 1998, the JB's system included 94 restaurants, of which 72 were operated by JB's and 22 were operated by JB's franchisees. The JB's restaurants are located in eight western states with the highest concentration in Arizona. JB's also owns and operates six Galaxy restaurants, mostly in Utah.

Note 2 - Financial Statements

The interim financial statements in the Form 8-K/A have been prepared in accordance with Securities and Exchange Commission Regulation S-X. Reference is made to the Notes to Financial Statements for JB's from pages 108 through 122 from the Prospectus for information with respect to JB's significant accounting and financial reporting policies, as well as other pertinent information. JB's believes that all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of the interim periods presented have been made. The results of operations for the period ended August 10, 1998 are not necessarily indicative of those for the full year.